UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On May 9, 2007, Bucyrus International, Inc. (the “Company”) entered into an Underwriting Agreement with Lehman Brothers Inc., as representative of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 4,614,000 shares of the Company’s Class A common stock, par value $.01 (the “Stock”). The offering price to the public is $66.35 per share.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Stock and customary contribution provisions in respect of those liabilities. The offering of the Stock is expected to close on May 15, 2007.

Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase up to an additional 692,100 shares of Stock.

Certain of the Underwriters and their related entities have engaged and may engage in commercial and investment banking transactions with the Company in the ordinary course of their business. They have received customary compensation and expenses for these commercial and investment banking transactions. Lehman Brothers Inc. acted as the Company’s financial advisor in connection with the Company’s acquisition of DBT GmbH, which closed on May 4, 2007. In addition, Lehman Brothers Inc. acted as sole lead arranger and sole book-runner, affiliates of Lehman Brothers Inc. acted as administrative agent, German agent and lenders, and an affiliate of J.P. Morgan Securities Inc. acted as co-syndication agent and lender, under the Company’s new credit facilities. Lehman Brothers Inc., its affiliates and an affiliate of J.P. Morgan Securities Inc. received customary fees for such services, and certain of their expenses were reimbursed. Because the net proceeds from the equity offering to which the Underwriting Agreement relates will be used to repay amounts outstanding under the Company’s credit facilities, affiliates of Lehman Brothers Inc. and J.P. Morgan Securities Inc., as lenders under the Company’s credit facilities, will receive substantially all of the proceeds from the offering.

The Stock is subject to the Registration Statement on Form S-3ASR (Registration No. 333-135555), the prospectus dated June 30, 2006 included therein and the preliminary prospectus supplement dated May 4, 2007 related thereto, that the Company filed with the Securities and Exchange Commission (“SEC”) relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with the Company filing with the SEC a definitive prospectus supplement, dated May 9, 2007, relating to the public offering of the Stock, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01—Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated May 9, 2007, between Bucyrus International, Inc. and Lehman Brothers Inc., as representative of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: May 9, 2007	By:	/s/ Craig R. Mackus
	Name:	Craig R. Mackus
	Title:	Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
(1.1)	Underwriting Agreement, dated May 9, 2007, between Bucyrus International, Inc. and Lehman Brothers Inc., as representative of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).